UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K/A

(Amendment No. 1 to Form 8-K Filed on February 18, 2004)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):    February 17, 2004

TECHNOCONCEPTS, INC.

 (Exact name of Company as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	333-90682 (Commission File Number)	84-1605055 (IRS Employer Identification No.)

15531 Cabrito Road, Van Nuys, CA            91362

(Address of principal executive offices)       (Zip Code)

Company's telephone number, including area code     (818) 988-7916

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 17, 2004, Technology Consulting Partners, Inc. (“TCP”) and TechnoConcepts, Inc. (“TCI”) consummated a forward merger transaction pursuant to which all of the issued and outstanding shares of TCI’s capital stock were exchanged for shares of TCP, with TCP as the surviving corporation of the merger.  Thereafter, TCP changed its name to TechnoConcepts, Inc. (the “Company”).   This Amendment No. 1 to the Company’s Current Report on Form 8-K filed with the Commission on February 18, 2004 provides the historical audited financial statements of TCI as of December 31, 2003 and the unaudited pro forma financial information of the Company as of December 31, 2003.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

The following audited financial statements of TCI are included as Exhibit 99.1 to this Current Report on Form 8-K/A:

Report of Independent Auditors

Balance Sheet as of December 31, 2003

Statement of Operations for the year ended December 31, 2003

Comprehensive Statement of Shareholders Equity for the year ended December 31, 2003

Statement of Cash Flows for the year ended December 31, 2003

Notes to the Financial Statements

 (b) Pro forma financial information

The following unaudited pro forma financial information of the Company, TCP and TCI is included as Exhibit 99.2 to this Current Report on Form 8-K/A

Unaudited Pro Forma Balance Sheet as of December 31, 2003

Unaudited Pro Forma Statement of Operations as of December 31, 2003

Notes to Unaudited Pro Forma Financial Statements

         (c) Exhibits.

Exhibit No.

Description

The exhibits that are filed with its Current Report on Form 8-K/A are set forth in the Exhibit Index to this Current Report on Form 8-K/A.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOCONCEPTS, INC.

Date: February 18, 2005

By: /s/ Antonio E. Turgeon

Name:  Antonio E. Turgeon

Title:   President

EXHIBIT INDEX

Exhibit No.	Description

99.1	The following audited financial statements of TCI:

Report of the Independent Registered Public Accounting Firm of Seligson & Giannattasio, LLP

Balance Sheet as of December 31, 2003

Statement of Operations for the year ended December 31, 2003

Comprehensive Statement of Shareholders Equity for the year ended December 31, 2003 Statement of Cash Flows for the year ended December 31, 2003

Notes to the Consolidated Financial Statements

99.2	The following unaudited pro forma financial information as at December 31, 2003:

Unaudited Pro Forma Balance Sheet as of December 31, 2003

Unaudited Pro Forma Statement of Operations for the twelve-month period December 31, 2003

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

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